Impairment testing	12 Months Ended
Dec. 31, 2022
Notes and other explanatory information [abstract]
Impairment testing

12	Impairment testing

As a result of the Board’s decision to terminate its MTD201 program in March 2020 an impairment charge of £11.6m was recorded in that year in the assets of Midatech Pharma (Wales) Ltd (‘MPW’) CGU. The impairment charge was £9.3m of IPRD and £2.3m acquired goodwill. See note 2.